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Exhibit 21.1

BEHRINGER HARVARD MULTIFAMILY REIT I, INC.

List of Subsidiaries

Entity	Jurisdiction
BHMF, Inc.	Delaware
BHMF Business Trust	Maryland
Behringer Harvard Multifamily OP I LP	Delaware
Behringer Harvard Santa Rosa LP	Delaware
Behringer Harvard Santa Rosa GP, LLC	Delaware
Behringer Harvard Acappella GP, LLC	Delaware
Behringer Harvard Acappella, LLC	Delaware
Behringer Harvard Addison Circle, LLC	Delaware
Behringer Harvard Addison Circle Land, LLC	Delaware
Behringer Harvard Argenta, LLC	Delaware
Behringer Harvard Baileys REIT, LLC	Delaware
Behringer Harvard Baileys Venture, LLC	Delaware
Behringer Harvard Baileys, LLC	Delaware
Behringer Harvard Baileys Development Services, LLC	Delaware
Behringer Harvard Baileys GP, LLC	Delaware
Behringer Harvard Baileys Investors, L.P.	Delaware
Behringer Harvard Baileys Project Owner, LLC	Delaware
Behringer Harvard Belmar REIT, LLC	Delaware
Behringer Harvard Belmar Venture, LLC	Delaware
Behringer Harvard Belmar, LLC	Delaware
Behringer Harvard Briar Forest REIT, LLC	Delaware
Behringer Harvard Briar Forest Venture, LLC	Delaware
Behringer Harvard Briar Forest, LLC	Delaware
Behringer Harvard Burnham, LLC	Delaware
Behringer Harvard Burroughs Mill REIT, LLC	Delaware
Behringer Harvard Burroughs Mill Venture, LLC	Delaware
Behringer Harvard Burroughs Mill, LLC	Delaware
Behringer Harvard Calypso LP	Delaware
Behringer Harvard Calypso GP, LLC	Delaware
Behringer Harvard Calypso REIT, LLC	Delaware
Behringer Harvard Calypso Venture, LLC	Delaware
Behringer Harvard Calypso, LLC	Delaware
Behringer Harvard Cameron House REIT, LLC	Delaware
Behringer Harvard Cameron House Venture, LLC	Delaware
Behringer Harvard Cameron House, LLC	Delaware
Behringer Harvard Cherry Creek REIT, LLC	Delaware
Behringer Harvard Cherry Creek Venture, LLC	Delaware
Behringer Harvard Cherry Creek, LLC	Delaware
Behringer Harvard Columbia REIT, LLC	Delaware
Behringer Harvard Columbia Venture, LLC	Delaware
Behringer Harvard Columbia, LLC	Delaware
Behringer Harvard Columbia GP, LLC	Delaware
West Columbia Pike, LLC	Delaware
Behringer Harvard Columbia Pike Limited Partnership	Delaware
Behringer Harvard Cyan REIT, LLC	Delaware
Behringer Harvard Cyan Venture, LLC	Delaware
Behringer Harvard Cyan, LLC	Delaware
Behringer Harvard District Financial, LLC	Delaware

Entity	Jurisdiction
Behringer Harvard District REIT, LLC	Delaware
Behringer Harvard District Venture, LLC	Delaware
Behringer Harvard District, LLC	Delaware
Behringer Harvard Domain Eldridge, LLC	Delaware
Behringer Harvard Eldridge GP, LLC	Delaware
Behringer Harvard Eldridge REIT, LLC	Delaware
Behringer Harvard Eldridge Venture, LLC	Delaware
Behringer Harvard Eldridge, LLC	Delaware
Behringer Harvard Eldridge Investment Limited Partnership	Texas
Behringer Harvard Eldridge Project GP, LLC	Delaware
Behringer Harvard Eldridge Limited Partnership	Texas
Behringer Harvard Redwood REIT, LLC	Delaware
Behringer Harvard Redwood Venture, LLC	Delaware
Behringer Harvard Redwood, LLC	Delaware
Behringer Harvard Redwood Property, LLC	Delaware
Behringer Harvard Fitzhugh REIT, LLC	Delaware
Behringer Harvard Fitzhugh Venture, LLC	Delaware
Behringer Harvard Fitzhugh, LLC	Delaware
Behringer Harvard Braeswood REIT, LLC	Delaware
Behringer Harvard Braeswood Venture, LLC	Delaware
Behringer Harvard Braeswood, LLC	Delaware
Behringer Harvard Johns Creek REIT, LLC	Delaware
Behringer Harvard Johns Creek Venture, LLC	Delaware
Behringer Harvard Johns Creek, LLC	Delaware
Behringer Harvard Johns Creek SM, LLC	Delaware
Johns Creek Realty Partners, LLC	Georgia
Behringer Harvard Lavista, LLC	Delaware
Behringer Harvard Lovers Lane REIT I, LLC	Delaware
Behringer Harvard Lovers Lane Venture I, LLC	Delaware
Behringer Harvard Lovers Lane I, LLC	Delaware
Behringer Harvard Mariposa, LLC	Delaware
Behringer Harvard NOHO, LLC	Delaware
Behringer Harvard Orange, LLC	Delaware
Behringer Harvard Park Crest, LLC	Delaware
Behringer Harvard Park Crest Commercial, LLC	Delaware
Behringer Harvard Post Oak, LLC	Delaware
Behringer Harvard Prospect Project Owner, LLC	Delaware
Behringer Harvard Prospect REIT, LLC	Delaware
Behringer Harvard Prospect Venture, LLC	Delaware
Behringer Harvard Prospect, LLC	Delaware
Behringer Harvard Rio, LLC	Delaware
Behringer Harvard Russell REIT, LLC	Delaware
Behringer Harvard Russell Venture, LLC	Delaware
Behringer Harvard Russell, LLC	Delaware
Behringer Harvard Russell Project Owner, LLC	Delaware
Behringer Harvard San Sebastian LP	Delaware
Behringer Harvard San Sebastian GP, LLC	Delaware
Behringer Harvard San Sebastian REIT, LLC	Delaware
Behringer Harvard San Sebastian Venture, LLC	Delaware
Behringer Harvard San Sebastian, LLC	Delaware

Entity	Jurisdiction
Behringer Harvard Satori REIT, LLC	Delaware
Behringer Harvard Satori Venture, LLC	Delaware
Behringer Harvard Satori, LLC	Delaware
Satori—Holding, LLC	Florida
Sunrise Investors LLLP	Florida
Satori—Ft. Lauderdale GP, LLC	Florida
Behringer Harvard SM, LLC	Delaware
Behringer Harvard Stonegate, LLC	Delaware
Behringer Harvard Stonegate REIT, LLC	Delaware
Behringer Harvard Stonegate Venture, LLC	Delaware
Behringer Harvard St. Rose REIT, LLC	Delaware
Behringer Harvard St. Rose Venture, LLC	Delaware
Behringer Harvard St. Rose, LLC	Delaware
SW 132 St. Rose Senior Borrower LLC	Delaware
SW 131 St. Rose Mezzanine Borrower LLC	Delaware
SW 130 St. Rose Limited Partnership	Delaware
Behringer Harvard Tupelo Alley REIT, LLC	Delaware
Behringer Harvard Tupelo Alley Venture, LLC	Delaware
Behringer Harvard Tupelo Alley, LLC	Delaware
Behringer Harvard Waterford Place REIT, LLC	Delaware
Behringer Harvard Waterford Place Venture, LLC	Delaware
Behringer Harvard Waterford Place, LLC	Delaware
Behringer Harvard West Village Project Owner, LLC	Delaware
Behringer Harvard West Village, LLC	Delaware

QuickLinks

  Exhibit 21.1
BEHRINGER HARVARD MULTIFAMILY REIT I, INC.
List of Subsidiaries